UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 10, 2016 (May 5, 2016)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers	3
Item 5.07 Submission of Matters to a Vote of Security Holders	3
Item 7.01 Regulation FD Disclosure	3
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6
EX - 10.1
EX - 10.2
EX - 99.1

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 6, 2016, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended March 31, 2016. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references non-GAAP financial information in both the Release and the conference call. A reconciliation of these non-GAAP financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers
Appointment of Senior Vice President of Human Resources and Organizational Development
On May 5, 2016, the Company's Board of Directors appointed Cherri L. Syvrud as its Senior Vice President of Human Resources and Organizational Development effective May 5, 2016.
Prior to joining Gibraltar, Ms. Syvrud, 49, was employed at Illinois Tool Works Inc. for the past 28 years, most recently as a Platform Director of Human Resources, developing and implementing human resource processes to increase operational effectiveness and talent development globally.
Ms. Syvrud graduated from the University of St. Francis with a bachelor’s degree in business in 1987.
Ms. Syvrud has no family relationship with any executive officer or director of the Company. In addition, neither Ms. Syvrud nor any member of her immediate family has engaged in any transaction, or series of similar transactions, with the Company or any subsidiaries of the Company, nor is any such transaction currently proposed.
Ms. Syvrud will be provided with an annual base salary. As an executive officer, in addition to her base salary and other employee benefits available to all salaried employees at the Company’s headquarters, Ms. Syvrud is eligible for awards under the terms of the Company’s Management Incentive Compensation Plan, Long Term Incentive Plan and Management Stock Purchase Plan. In addition, as an executive officer, Ms. Syvrud is provided with tax and financial planning, executive health benefits and is entitled to participate in the executive automobile program. Furthermore, if Ms. Syvrud is terminated by the Company within 24 months of her date of hire of April 4, 2016, she is entitled to receive a severance benefit equal to 12 months of salary.
Retirement of Director
William J. Columbo, a Class II director, retired from the Board of Directors of the Company effective May 5, 2016 and will not stand for election in 2016. Mr. Columbo's retirement, which was accepted by the Board, was not the result of any disagreement with the Company.
Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 6, 2016 (the “2016 Annual Meeting”) in Buffalo, New York. Stockholders representing 28,559,271 shares, or 91.2%, of the common shares outstanding as of the March 21, 2016 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Definitive Proxy Statement for the 2016 Annual Meeting filed April 5, 2016. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the shares present at the 2016 Annual Meeting and entitled to vote. Three Directors were elected to hold office for a one-year term expiring in 2017. The following summarizes the votes received for each nominee for director:

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Sharon M. Brady	27,505,640	130,466	23,795	899,370
Craig A. Hindman	27,496,134	131,932	31,835	899,370
James B. Nish	27,611,652	14,429	33,820	899,370
Proposal 2 - Advisory Vote on Executive Compensation (“Say-on-Pay”)
This proposal was an advisory vote of the stockholders to approve the Company’s compensation of its named executive officers (commonly referred to as the “Say-on-Pay” vote). The stockholders approved of the Company’s executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory “Say-on-Pay” vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
26,708,911	831,684	119,306	899,370

Proposal 3 - Approval of the Material Terms of the Special Performance Stock Unit Grant

This proposal required the affirmative vote of holders of a majority of the shares present at the 2016 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the Special Performance Stock Unit Grant:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,582,111	263,745	19,470	899,370

Proposal 4 - Approval of the Material Terms of the Management Incentive Compensation Plan ("MICP")

This proposal required the affirmative vote of holders of a majority of the shares present at the 2016 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the MICP:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,260,146	397,259	18,523	899,370

Proposal 5 - Approval of the Material Terms of the Annual Performance Stock Unit Grant

This proposal required the affirmative vote of holders of a majority of the shares present at the 2016 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the Annual Performance Stock Unit Grant:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,582,324	74,346	3,231	899,370

Proposal 6 - Adoption of the Gibraltar Industries, Inc. 2016 Stock Plan for Non-Employee Directors

This proposal required the affirmative vote of holders of a majority of the shares present at the 2016 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the Adoption of the Gibraltar Industries, Inc. 2016 Stock Plan for Non-Employee Directors:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,011,003	645,940	2,958	899,370

Proposal 7 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Public Accounting Firm for the year ending December 31, 2016 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
28,255,172	303,085	1,014

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description

10.1	Gibraltar Industries, Inc. 2016 Stock Plan for Non-Employee Directors
10.2	Gibraltar Industries, Inc. Non-Employee Director Stock Deferral Plan
99.1	Earnings Release issued by Gibraltar Industries, Inc. on May 6, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 10, 2016
		By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary